                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 24, 2003
                        ---------------------------------
                        (Date of earliest event reported)

                     CITIFINANCIAL MORTGAGE SECURITIES INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates Series 2003-1)
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

Delaware                            333-31964                       52-2207681
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File No.)            (I.R.S. Employer
      of organization)                                       Identification No.)

300 St. Paul Place, Baltimore, Maryland                   21202
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)

       Registrant's Telephone Number, including area code: (410) 332-3607

--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report.)

Item 5.       Other Events.

                     CITIFINANCIAL MORTGAGE SECURITIES INC.
                 REMIC Pass-Through Certificates, Series 2003-1

         Attached as Exhibit I are the Structural Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Salomon Smith Barney Inc. that are required to be filed pursuant to such letter.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CITIFINANCIAL MORTGAGE SECURITIES INC.
                                    (Registrant)

                                    By:  /s/ Michael J. Tarpley
                                         -----------------------
                                             Michael J. Tarpley
                                             Assistant Secretary

Dated: February 24, 2003

                                                                       EXHIBIT I

                             PRELIMINARY TERM SHEET

                         [CITY FINANCIAL MORTGAGE LOGO]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  CITIFINANCIAL MORTGAGE SECURITIES INC. 2003-1
                $[643,675,638] OFFERED CERTIFICATES (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          CITIFINANCIAL MORTGAGE COMPANY, INC. (ORIGINATOR & SERVICER)
                 CITIFINANCIAL MORTGAGE SECURITIES INC. (ISSUER)
--------------------------------------------------------------------------------

                     STRUCTURE OVERVIEW-GROUP I CERTIFICATES

                           TO 10% OPTIONAL TERMINATION

--------------------------------------------------------------------------------------------------------------------------
                                                           Est.  Est.Prin.   Expected      Stated         Expected
              Approx.                         Tsy.         WAL    Window      Final         Final          Ratings
Class       Size(1)(2)         Type           Bmark       (yrs)    (mos)     Maturity     Maturity   (S&P/Moody's/Fitch)
--------------------------------------------------------------------------------------------------------------------------
AF-1        171,009,000   Fixed - Senior     [SWAPS]      1.00     1 - 27    May 2005     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
AF-2         54,646,000   Fixed - Senior     [SWAPS]      3.00    27 - 52    Jun 2007     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
AF-3         17,398,000   Fixed - Senior     [SWAPS]      5.00    52 - 71    Jan 2009     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
AF-4         20,667,370   Fixed - Senior     [SWAPS]      7.52    71 - 95    Jan 2011     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
AF-5         35,637,901   Fixed - Senior     [SWAPS]      6.50    40 - 95    Jan 2011     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
AF-PT       150,000,000   Fixed - Senior     [SWAPS]      2.70     1 - 95    Jan 2011     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
MF-1         28,084,898   Fixed - Mezz       [SWAPS]      5.45    39 - 95    Jan 2011     Jan 2033   AA / Aa2 / AA
--------------------------------------------------------------------------------------------------------------------------
MF-2         26,747,522   Fixed - Mezz       [SWAPS]      5.43    38 - 95    Jan 2011     Jan 2033   A / A2 / A
--------------------------------------------------------------------------------------------------------------------------
MF-3         25,410,146   Fixed - Mezz       [SWAPS]      5.42    37 - 95    Jan 2011     Jan 2033   BBB / Baa2 / BBB
--------------------------------------------------------------------------------------------------------------------------
MF-4          5,349,504   Fixed - Mezz       [SWAPS]      5.42    37 - 95    Jan 2011     Jan 2033   BBB- / Baa3 / BBB-
--------------------------------------------------------------------------------------------------------------------------

                                   TO MATURITY

--------------------------------------------------------------------------------------------------------------------------
                                                           Est.  Est.Prin.   Expected      Stated          Expected
              Approx.                          Tsy.        WAL    Window      Final         Final          Ratings
Class        Size(1(2)         Type           Bmark       (yrs)    (mos)     Maturity     Maturity   (S&P/Moody's/Fitch)
--------------------------------------------------------------------------------------------------------------------------
AF-1        171,009,000   Fixed - Senior     [SWAPS]      1.00     1 - 27    May 2005     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
AF-2         54,646,000   Fixed - Senior     [SWAPS]      3.00    27 - 52    Jun 2007     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
AF-3         17,398,000   Fixed - Senior     [SWAPS]      5.00    52 - 71    Jan 2009     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
AF-4         20,667,370   Fixed - Senior     [SWAPS]     10.83   71 - 215    Jan 2021     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
AF-5         35,637,901   Fixed - Senior     [SWAPS]      6.85   40 - 213    Nov 2020     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
AF-PT       150,000,000   Fixed - Senior     [SWAPS]      2.97    1 - 215    Jan 2021     Jan 2033   AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
MF-1         28,084,898   Fixed - Mezz       [SWAPS]      6.13   39 - 178    Dec 2017     Jan 2033   AA / Aa2 / AA
--------------------------------------------------------------------------------------------------------------------------
MF-2         26,747,522   Fixed - Mezz       [SWAPS]      6.07   38 - 170    Apr 2017     Jan 2033   A / A2 / A
--------------------------------------------------------------------------------------------------------------------------
MF-3         25,410,146   Fixed - Mezz       [SWAPS]      5.92   37 - 152    Oct 2015     Jan 2033   BBB / Baa2 / BBB
--------------------------------------------------------------------------------------------------------------------------
MF-4          5,349,504   Fixed - Mezz       [SWAPS]      5.68   37 - 118    Dec 2012     Jan 2033   BBB- / Baa3 / BBB-
--------------------------------------------------------------------------------------------------------------------------

                                  PRICING SPEED

--------------------------------------------------------------------------------------------------------------------------
GROUP I - FIXED               23% HEP

GROUP II - ARMs               28% CPR
--------------------------------------------------------------------------------------------------------------------------

(1)  Certificate sizes are subject to a variance of +/- 5%

(2)  Certificate sizes are subject to final rating agency approval

                     STRUCTURE OVERVIEW-GROUP II CERTIFICATES

                           TO 10% OPTIONAL TERMINATION

--------------------------------------------------------------------------------------------------------------------------
                                                          Est.   Est.Prin.   Expected      Stated            Expected
              Approx.                           Tsy.      WAL     Window      Final         Final             Ratings
Class        Size(1(2)         Type             Bmark    (yrs)     (mos)     Maturity     Maturity      (S&P/Moody's/Fitch)
--------------------------------------------------------------------------------------------------------------------------
AV          194,317,367   Float - Senior         1mL      2.07     1 - 95    Jan 2011     Jan 2033      AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
MV-1          9,595,924   Float - Mezz           1mL      5.12    46 - 95    Jan 2011     Jan 2033      AA / Aa2 / AA
--------------------------------------------------------------------------------------------------------------------------
MV-2         16,792,867   Float - Mezz           1mL      4.96    41 - 95    Jan 2011     Jan 2033      A / A2 / A
--------------------------------------------------------------------------------------------------------------------------
MV-3         14,393,886   Float - Mezz           1mL      4.85    38 - 95    Jan 2011     Jan 2033      BBB / Baa2 / BBB
--------------------------------------------------------------------------------------------------------------------------
MV-4          4,797,962   Float - Mezz           1mL      4.81    38 - 95    Jan 2011     Jan 2033      BBB- / Baa3 / BBB-
--------------------------------------------------------------------------------------------------------------------------

                                   TO MATURITY

--------------------------------------------------------------------------------------------------------------------------
                                                          Est.   Est.Prin.   Expected      Stated          Expected
               Approx.                           Tsy.     WAL     Window      Final         Final           Ratings
Class        Size(1(2)        Type              Bmark    (yrs)     (mos)     Maturity     Maturity      (S&P/Moody's/Fitch)
--------------------------------------------------------------------------------------------------------------------------
AV          194,317,367   Float - Senior         1mL      2.19     1 - 185   Jul 2018     Jan 2033      AAA / Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------
MV-1          9,595,924   Float - Mezz           1mL      5.46    46 - 159   May 2016     Jan 2033      AA / Aa2 / AA
------------------------------------------------------------------------------------------------------------------------
MV-2         16,792,867   Float - Mezz           1mL      5.26    41 - 152   Oct 2015     Jan 2033      A / A2 / A
--------------------------------------------------------------------------------------------------------------------------
MV-3         14,393,886   Float - Mezz           1mL      5.08    38 - 136   Jun 2014     Jan 2033      BBB / Baa2 / BBB
--------------------------------------------------------------------------------------------------------------------------
MV-4          4,797,962   Float - Mezz           1mL      4.91    38 - 112   Jun 2012     Jan 2033      BBB- / Baa3 / BBB-
--------------------------------------------------------------------------------------------------------------------------

                                  PRICING SPEED

--------------------------------------------------------------------------------------------------------------------------
GROUP I - FIXED               23% HEP

GROUP II - ARMS               28% CPR
--------------------------------------------------------------------------------------------------------------------------

(1)  Certificate sizes are subject to a variance of +/- 5%

(2)  Certificate sizes are subject to final rating agency approval

                          PRELIMINARY SUMMARY OF TERMS

Transaction:                        CitiFinancial Mortgage Securities Inc.
                                    REMIC Pass-Through Certificates, Series
                                    2003-1

Certificates Offered:               $[449,358,271] Group I Senior Certificates
                                    $[194,317,367] Group II Senior Certificates
                                    (both subject to a variance of 5%)

Issuer:                             CitiFinancial Mortgage Securities Inc.

Originator and Servicer:           CitiFinancial Mortgage Company, Inc.

Servicer Fee:                       0.50% per annum

Trustee:                            The Bank of New York

Administrative Fee:                 0.02% per annum

Note Custodian:                     Wachovia Bank, N.A.

Group I Certificates:               Class AF-1, Class AF-2, Class AF-3, Class
                                    AF-4, Class AF-5, Class AF-PT, Class
                                    MF-1, Class MF-2, Class MF-3 and Class MF-4
                                    Certificates

Group II Certificates:              Class AV, Class MV-1, Class MV-2, Class
                                    MV-3 and Class MV-4 Certificates

Group I Senior Certificates:        Class AF-1, Class AF-2, Class AF-3, Class
                                    AF-4, Class AF-5 and Class AF-PT
                                    Certificates

Group I Subordinate Certificates:   Class MF-1, Class MF-2, Class MF-3 and
                                    Class MF-4 Certificates

Group II Senior Certificates:       Class AV Certificates

Group II Subordinate Certificates:  Class MV-1, Class MV-2, Class MV-3 and
                                    Class MV-4 Certificates

The Offered Certificates:           Class AF-1, Class AF-2, Class AF-3, Class
                                    AF-4, Class AF-5, Class AF-PT and Class
                                    AV Certificates

The Non-Offered Certificates:       Class MF-1, Class MF-2, Class MF-3, Class
                                    MF-4, Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Certificates

                          PRELIMINARY SUMMARY OF TERMS

Certificate Ratings:                The Offered Certificates are expected to
                                    receive ratings of AAA/Aaa/AAA from Standard
                                    & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc. ("S&P"), Moody's
                                    Investors Service, Inc. ("Moody's"), and
                                    Fitch Ratings ("Fitch").

Underwriters:                       Salomon Smith Barney (lead manager)
                                    Bear, Stearns & Co., Inc. (co-manager)
                                    Lehman Brothers Inc. (co-manager)

Pricing Date:                       February [21], 2003

Settlement Date:                    February [27], 2003

Record Date:                        For the Group I Certificates, the last
                                    business day of the month preceding the
                                    month in which the Distribution Date occurs.
                                    For the Group II Certificates, the business day immediately preceding the Distribution
                                    Date

Distribution Date:                  25th of each month, or the next succeeding
                                    Business Day (First Payment Date: March 25,
                                    2003)

Cut-Off Date:                       February 1, 2003

Statistical Calculation Date:       February 1, 2003

Delay Days:                         24 days on the Group I Certificates; 0 days
                                    on Group II Certificates

Day Count:                          30/360 on Group I Certificates; Actual /360
                                    on Group II Certificates

Accrued Interest:                   Group I Certificates settle with accrued
                                    interest from February 1, 2003; Group II
                                    Certificates settle flat (no accrued
                                    interest).

Interest Accrual Period:            With respect to the Group I Certificates,
                                    interest accrues during the month preceding the current Distribution Date.

                                    With respect to the Group II Certificates, interest accrues from the last Distribution Date through the day preceding the current Distribution Date, except for the first Distribution Date in which interest will accrue from the Settlement Date.

Clearing:                           DTC, Euroclear or Cedel

SMMEA Eligibility:                  The Offered Certificates are expected to be
                                    SMMEA eligible.

ERISA Eligibility:                  The Offered Certificates are expected to be
                                    ERISA eligible.

Tax Status:                         One or more REMICs for Federal income tax
                                    purposes

                          PRELIMINARY SUMMARY OF TERMS

Company Profile:                    CitiFinancial Mortgage Company, Inc.
                                    ("CFMC" or the "Company") is a subsidiary of CitiFinancial Credit Company
                                    ("CitiFinancial"), which is a wholly-owned subsidiary of Citicorp (symbol "C" on the NYSE and rated AA+/Aa1/AA- by Fitch, Moody's and S&P). CitiFinancial traces its roots back to Commercial Credit Corporation, a consumer finance company that was founded in 1912. CFMC, headquartered in Irving, Texas, provides primarily sub-prime mortgage loans nationwide through direct and indirect channels. In November of 2000, Citigroup completed its merger with Associates First
                                    Capital Corporation ("Associates") and
                                    merged its mortgage operations with the
                                    CitiFinancial Real Estate lending operations to form CFMC. CFMC currently has over 3,000 employees. The Company has a loan portfolio of approximately $23 billion, with origination volume of approximately $600 million per month. The Company operates a centralized Servicing Department out of three locations, two in Texas and one in Arizona. The Servicing Department has a total of over 1,300 employees servicing a $23 billion portfolio consisting of approximately 333,000 loans. CFMC's servicing is rated RPS3+ by Fitch Ratings.

                          PRELIMINARY SUMMARY OF TERMS

Group I Senior Certificates         The monthly Pass-Through Rates of the Group
Interest Rates:                     I Senior Certificates will be as follows:
                                      Class AF-1  [ ]%
                                      Class AF-2  [ ]%
                                      Class AF-3  [ ]%
                                      Class AF-4  [ ]%
                                      Class AF-5  [ ]%
                                      Class AF-PT [ ]%

Group I Subordinate Certificates    The monthly Pass-Through Rates on the Group
Interest Rates:                     I Subordinate Certificates will be as
                                    follows:
                                      Class MF-1  [ ]%
                                      Class MF-2  [ ]%
                                      Class MF-3  [ ]%
                                      Class MF-4  [ ]%

Group II Senior Certificates        The monthly Pass-Through Rate of the
Interest Rate:                      Group II Senior Certificates will be the
                                    lesser of:
                                      i)  Class AV: 1-month LIBOR + [ ]%

                                      ii) The Net WAC Cap
                                    For any Distribution Date, the Pass-Through
                                    Rate for the Group II Senior Certificates is limited to the Net WAC Cap. The Group II Senior Certificates will be entitled to recover the resulting basis risk shortfall on such Distribution Date or future Distribution Dates.

Group II Subordinate Interest       The monthly Pass-Through Rates on the
Rates:                              Group II Subordinate Certificates will
                                    equal the lesser of:

                                      i) Class MV-1: 1-month LIBOR + [ ]%
                                         Class MV-2: 1-month LIBOR + [ ]%
                                         Class MV-3: 1-month LIBOR + [ ]%
                                         Class MV-4: 1-month LIBOR + [ ]%

                                     ii) The Net WAC Cap
                                    For any Distribution Date, the Pass-Through
                                    Rates for the Group II Subordinate
                                    Certificates are limited to the Net WAC Cap.
                                    The Group II Subordinate Certificates will be entitled to recover the resulting basis risk shortfall on such Distribution Date or future Distribution Dates.

                          PRELIMINARY SUMMARY OF TERMS

Excess Interest:                    The initial weighted average net coupon of
                                    the Mortgage Loans will be greater than the weighted average interest rates on the Certificates, resulting in Excess Interest calculated approximately in the following manner:

Group I -Fixed
Initial Gross WAC:                       [8.67]%
  Less Fees and Expenses(1)               0.52%
  Initial Certificate Coupon (approx):   [3.42]%
                                         -----
Approximate Initial Excess Interest:     [4.73]%

Group II - ARMs
Initial Gross WAC:                       [8.59]%
  Less Fees and Expenses(1)               0.52%
  Initial Certificate Coupon (approx):   [1.97]%
                                         -----
Approximate Initial Excess Interest:     [6.10]%

                                    (1) Includes Servicer Fee and Administrative
                                        Fee

Delinquency Advances:               The Servicer will advance unpaid interest
                                    and principal to the trust out of its own funds or out of collections on the Mortgage
                                    Loans that are not required to be
                                    distributed on the related Distribution
                                    Date, as long as the Servicer, in its sole discretion, deems such amounts to be recoverable.

Servicing Advances:                 The Servicer will pay all out-of-pocket
                                    costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage
                                    Loan, (b) the costs of any judicial
                                    proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable.

Compensating Interest:              The Servicer will be required to remit any
                                    interest shortfalls due to the receipt of less than 30 days of accrued interest with a full or partial prepayment to the extent funds are available after making other required distributions on the related
                                    Distribution Date, subject to a maximum of 50% of the Servicer Fee.

                          PRELIMINARY SUMMARY OF TERMS

Due Period:                         The calendar month preceding the calendar
                                    month in which the related Distribution Date occurs.

Group I Principal Distribution      On any Distribution Date, the lesser of (i)
Amount:                             the outstanding principal balance of the
                                    Group I Certificates and (ii) the aggregate principal collections on the Group I
                                    Mortgage Loans minus any Group I
                                    Subordination Decrease Amount plus any Group
                                    I Subordination Increase Amount.

Group I Senior Principal            Prior to the Group I Stepdown Date or while
Distribution Amount:                a Group I Trigger Event is in effect, the
                                    Group I Senior Principal Distribution Amount will equal 100% of the Group I Principal
                                    Distribution Amount.

                                    On or after the Group I Stepdown Date,
                                    assuming the Group I Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will equal the lesser of
                                    (i) the Group I Principal Distribution
                                    Amount and (ii) the excess of the
                                    outstanding principal balance of the Group I
                                    Senior Certificates over the lesser of (a) approximately [62.50%] times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

                                    The remaining principal amount, if any, will be allocated to the Group I Subordinate Certificates to maintain their respective Group I Stepdown Percentages.

                                    The Group I Senior Principal Distribution
                                    Amount will be divided into two amounts that will pay pro-rata with each other, the "Group I Senior PDA-1" and the Group I Senior PDA-2." The Group I Senior PDA-1 will represent approximately 66.6190633% of the Group I Senior Principal Distribution Amount and will make Distributions to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates. The Group I Senior PDA-2 will represent approximately 33.3809367% of the Group I Senior Principal Distribution Amount and will make Distributions to the Class AF-PT Certificates.

Class AF-5 Principal                On any Distribution Date, the Class AF-5
Distribution Amount:                Principal Distribution Amount is equal to
                                    the Class AF-5 Lockout Percentage multiplied by the Class AF-5 Pro-Rata Allocation
                                    Percentage of the Group I Senior Principal
                                    Distribution Amount. The Class AF-5 Pro-Rata
                                    Allocation Percentage (the "Class AF-5
                                    Pro-Rata Allocation Percentage") is equal to the outstanding principal balance of the Class AF-5 Certificates divided by the aggregate outstanding principal balance of the Class AF-1, Class AF-2, Class AF-3,
                                    Class AF-4 and Class AF-5 Certificates.

                                    The Class AF-5 Lockout Percentage is equal to the following:

Distribution Dates    Class AF-5 Lockout Percentage
------------------    -----------------------------
      1 - 36                        0%
     37 - 60                       45%
     61 - 72                       80%
     73 - 84                      100%
85 and therafter                  300%

                          PRELIMINARY SUMMARY OF TERMS

Class MF-1 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior Certificates remain outstanding; 100% of the Group I Principal
                                    Distribution Amount if the Group I Senior
                                    Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior Certificates after distribution of the Group I Senior Principal
                                    Distribution Amount on the related
                                    Distribution Date and (b) the outstanding principal balance of the Class MF-1
                                    Certificates immediately prior to the
                                    related Distribution Date over (ii) the
                                    lesser of (a) approximately [73.00%] times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                    Floor.

Class MF-2 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group
                                    I Trigger Event is in effect, zero if any of the Group I Senior or Class MF-1
                                    Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the
                                    Group I Senior and Class MF-1 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior and Class MF-1
                                    Certificates after distribution of the Group
                                    I Senior and Class MF-1 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MF-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [83.00%] times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                    Floor.

                          PRELIMINARY SUMMARY OF TERMS

Class MF-3 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group
                                    I Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1 or Class MF-2
                                    Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the
                                    Group I Senior, Class MF-1 and Class MF-2
                                    Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1 and Class
                                    MF-2 Certificates after distribution of the Group I Senior, Class MF-1 and Class MF-2
                                    Principal Distribution Amounts,
                                    respectively, on the related Distribution
                                    Date and (b) the outstanding principal
                                    balance of the Class MF-3 Certificates
                                    immediately prior to the related
                                    Distribution Date over (ii) the lesser of
                                    (a) approximately [92.50%] times the
                                    outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage
                                    Loans as of the last day of the related Due
                                    Period minus the Group I OC Floor.

Class MF-4 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2 or Class MF-3 Certificates remain outstanding; 100% of the Group I Principal
                                    Distribution Amount if the Group I Senior,
                                    Class MF-1, Class MF-2 and Class MF-3
                                    Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class
                                    MF-2 and Class MF-3 Certificates after
                                    distribution of the Group I Senior, Class
                                    MF-1, Class MF-2 and Class MF-3 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MF-4 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [94.50%] times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                    Floor.

                          PRELIMINARY SUMMARY OF TERMS

Group II Principal                  On any Distribution Date, the lesser of (i)
Distribution Amount:                the outstanding principal balance of the
                                    Group II Certificates and (ii) the aggregate principal collections on the Group II
                                    Mortgage Loans minus any Group II
                                    Subordination Decrease Amount plus any Group
                                    II Subordination Increase Amount.

Group II Senior Principal           Prior to the Group II Stepdown Date or while
Distribution Amount:                a Group II Trigger Event is in effect, the
                                    Group II Senior Principal Distribution
                                    Amount will equal 100% of the Group II
                                    Principal Distribution Amount.

                                    On or after the Group II Stepdown Date;
                                    assuming the Group II Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will equal the lesser of
                                    (i) the Group II Principal Distribution
                                    Amount and (ii) the excess of the
                                    outstanding principal balance of the Group
                                    II Senior Certificates over the lesser of
                                    (a) approximately [54.10%] times the
                                    outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

                                    The remaining principal amount, if any, will be allocated to the Group II Subordinate Certificates to maintain their respective Group II Stepdown Percentages.

                          PRELIMINARY SUMMARY OF TERMS

Class MV-1 Principal                (i) Prior to the Group II Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior Certificates remain outstanding; 100% of the Group II Principal
                                    Distribution Amount if the Group II Senior
                                    Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal
                                    balance of the Group II Senior Certificates after distribution of the Group II Senior
                                    Principal Distribution Amount on the related
                                    Distribution Date and (b) the outstanding principal balance of the Class MV-1
                                    Certificates immediately prior to the
                                    related Distribution Date over (ii) the
                                    lesser of (a) approximately [62.10%] times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period minus the Group II OC
                                    Floor.

Class MV-2 Principal                (i) Prior to the Group II Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior or Class MV-1
                                    Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior and Class MV-1
                                    Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal
                                    balance of the Group II Senior and Class
                                    MV-1 Certificates after distribution of the Group II Senior and Class MV-1 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MV-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [76.10%] times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period minus the Group II OC
                                    Floor.

                          PRELIMINARY SUMMARY OF TERMS

Class MV-3 Principal                (i) Prior to the Group II Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1 or Class
                                    MV-2 Certificates remain outstanding; 100% of the Group II Principal Distribution
                                    Amount if the Group II Senior, Class MV-1 and Class MV-2 Certificates have been reduced to zero; (ii) on or after the Group
                                    II Stepdown Date and to the extent the Group
                                    II Trigger Event is not in effect, the
                                    excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group
                                    II Senior, Class MV-1 and Class MV-2
                                    Certificates after distribution of the Group
                                    II Senior, Class MV-1 and Class MV-2
                                    Principal Distribution Amounts,
                                    respectively, on the related Distribution
                                    Date and (b) the outstanding principal
                                    balance of the Class MV-3 Certificates
                                    immediately prior to the related
                                    Distribution Date over (ii) the lesser of
                                    (a) approximately [88.10%] times the
                                    outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage
                                    Loans as of the last day of the related Due
                                    Period minus the Group II OC Floor.

Class MV-4 Principal                (i) Prior to the Group II Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class MV-2 or Class MV-3 Certificates remain outstanding; 100% of the Group II Principal
                                    Distribution Amount if the Group II Senior,
                                    Class MV-1, Class MV-2 and Class MV-3
                                    Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal
                                    balance of the Group II Senior, Class MV-1,
                                    Class MV-2 and Class MV-3 Certificates after distribution of the Group II Senior, Class
                                    MV-1, Class MV-2 and Class MV-3 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MV-4 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [92.10%] times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period minus the Group II OC
                                    Floor.

                          PRELIMINARY SUMMARY OF TERMS

Group II Net WAC Cap:               The Certificate Interest Rates of the Group
                                    II Senior Certificates and the Group II
                                    Subordinate Certificates adjust monthly and are equal to the lesser of (i) one month
                                    LIBOR plus the applicable margin (the
                                    "Formula Rate") and (ii) the Group II Net
                                    WAC Cap. As to any Distribution Date and the
                                    Group II Senior Certificates and Group II
                                    Subordinate Certificates, the Group II Net
                                    WAC Cap is equal to the product of (i) the weighted average interest rate of the Group
                                    II Mortgage Loans less the Servicer Fee Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group II Net WAC Cap                As to any Distribution Date and the Group II
Carryover:                          Senior Certificates and Group II Subordinate
                                    Certificates, the sum of (a) the excess, if any, of the amount payable under the related
                                    Formula Rate over the related Class Monthly
                                    Interest Amount actually paid for the
                                    related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.

Class Principal Carryover           As to any Class of Subordinate Certificates
Shortfall:                          and any Distribution Date, the excess, if
                                    any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that Class of Subordinate
                                    Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior
                                    Distribution Dates over (ii) the amount
                                    distributed in respect of the Class
                                    Principal Carryover Shortfall to such Class of Subordinate Certificates on prior
                                    Distribution Dates.

Class Interest Carryover            As to any class of Certificates and any
Shortfall:                          Distribution Date, an amount equal to the
                                    sum of (1) the excess of the related Class
                                    Monthly Interest Amount for the preceding
                                    Distribution Date and any outstanding Class
                                    Interest Carryover Shortfall with respect to that class on the preceding Distribution
                                    Dates, over the amount in respect of
                                    interest that is actually distributed to the holders of the class on the preceding
                                    Distribution Date plus (2) one month's
                                    interest on the excess at the related
                                    Certificate Interest Rate.

                          PRELIMINARY SUMMARY OF TERMS

Distributions:                      Except as described in C.12 and D.13 below,
                                      collections on the Group I Mortgage
                                      Loans will only be available to make
                                      distributions on the Group I Certificates and collections on the Group II Mortgage Loans will only be available to make distributions on the Group II
                                      Certificates.

                                    Funds available for distribution, after
                                      reimbursements to the Servicer as
                                      permitted under the Pooling and Servicing
                                      Agreement will be made as follows:

                                  A. Funds received with respect to Group I
                                        will be applied as follows:
Distributions:
                                  1. To the Trustee, the Administrative Fee for
                                        the related Group and Distribution Date;

                                  2.  To the Group I Senior Certificates,
                                         pro-rata, to pay accrued interest and
                                         any Class Interest Carryover Shortfalls
                                         for such Distribution Date;

                                  3.  The remaining amounts pursuant to clause C
                                         below.

                                  B.  Funds received with respect to Group II
                                         will be applied as follows:

                                  1.  To the Trustee, the Administrative Fee for
                                         the related Group and Distribution
                                         Date;
                                  2.  To the Group II Senior Certificates, to
                                         pay accrued interest and Class Interest
                                         Carryover Shortfalls for such
                                         Distribution Date;

                                  3.  The remaining amounts pursuant to clause D
                                         below.

                          PRELIMINARY SUMMARY OF TERMS

                                  C.  The remaining amounts not applied
                                         pursuant to A. above will be applied as
                                         follows:
Distributions (continued):
                                     1.  Sequentially, to the Class MF-1, Class
                                         MF-2, Class MF-3 and Class MF-4
                                         Certificates, in that order, accrued
                                         interest for the applicable
                                         Distribution Date.

                                     2.  To the Group I Senior Certificates, the
                                         Group I Senior Principal Distribution
                                         Amount in the following order of
                                         priority:

                                         (a) The Group I Senior PDA-1, as
                                              follows:
                                              (1) to the Class AF-5
                                                    Certificates, an amount
                                                    equal to the Class AF-5
                                                    Principal Distribution
                                                    Amount; and
                                              (2) sequentially, to the Class
                                                    AF-1, Class AF-2,Class AF-3,
                                                    Class AF-4, and Class AF-5
                                                    Certificates, in that order,
                                                    until the respective Class
                                                    Principal Balances of
                                                    such Certificates have
                                                    been reduced to zero.

                                         (b) Concurrently with the Group I
                                              Senior PDA-1, the Group I Senior
                                              PDA-2 to the Class AF-PT
                                              Certificates.

                                     3.  To the Class MF-1 Certificates, the
                                         Class MF-1 Principal Distribution
                                         Amount for the applicable Distribution
                                         Date.

                                     4.  To the Class MF-2 Certificates, the
                                         Class MF-2 Principal Distribution
                                         Amount for the applicable Distribution
                                         Date.

                                     5.  To the Class MF-3 Certificates, the
                                         Class MF-3 Principal Distribution
                                         Amount for the applicable Distribution
                                         Date.

                                     6.  To the Class MF-4 Certificates, the
                                         Class MF-4 Principal Distribution
                                         Amount for the applicable Distribution
                                         Date.

                                     7.  To the Class MF-1 Certificates, (i) any
                                         Class Interest Carryover Shortfall and
                                         then (ii) any Class Principal Carryover
                                         Shortfall.

                                     8.  To the Class MF-2 Certificates, (i) any
                                         Class Interest Carryover Shortfall and
                                         then(ii) any Class Principal Carryover
                                         Shortfall.

                                     9.  To the Class MF-3 Certificates, (i) any
                                         Class Interest Carryover Shortfall and
                                         then(ii) any Class Principal Carryover
                                         Shortfall.

                                     10. To the Class MF-4 Certificates, (i) any
                                         Class Interest Carryover Shortfall and
                                         then(ii) any Class Principal Carryover
                                         Shortfall.

                                     11. To the Group I Senior Certificates,
                                         pro-rata, and then sequentially to the
                                         Class MF-1, Class MF-2, Class MF-3 and
                                         Class MF-4 Certificates, any Civil
                                         Relief Act shortfalls and prepayment
                                         interest shortfalls.

                                     12. Once the Group I Required
                                         Overcollateralization Target Amount has
                                         been met, to the Group II Certificiates
                                         until the Group II Required
                                         Overcollateralization Target Amount has
                                         been met.

                                     13. To the holder of the residual interest,
                                         any remaining amount.

                          PRELIMINARY SUMMARY OF TERMS

                                     D.  The remaining amounts not applied
                                         pursuant to B above will be applied as
                                         follows:
Distributions (continued):
                                     1.  Sequentially, to the Group II
                                         Subordinate Certificates, in that
                                         order, accrued interest for the
                                         applicable Distribution Date.

                                     2.  To the Group II Senior Certificates,
                                         the Group II Senior Principal
                                         Distribution Amount until the principal
                                         balance of such Certificates has been
                                         reduced to zero.

                                     3.  To the Class MV-1 Certificates, the
                                         Class MV-1 Principal Distribution
                                         Amount for the applicable Distribution
                                         Date.

                                     4.  To the Class MV-2 Certificates, the
                                         Class MV-2 Principal Distribution
                                         Amount for the applicable Distribution
                                         Date.

                                     5.  To the Class MV-3 Certificates, the
                                         Class MV-3 Principal Distribution
                                         Amount for the applicable Distribution
                                         Date.

                                     6.  To the Class MV-4 Certificates, the
                                         Class MV-4 Principal Distribution
                                         Amount for the applicable Distribution
                                         Date.

                                     7.  To the Class MV-1 Certificates, (i) any
                                         Class Interest Carryover Shortfall and
                                         then (ii) any Class Principal Carryover
                                         Shortfall.

                                     8.  To the Class MV-2 Certificates, (i) any
                                         Class Interest Carryover Shortfall and
                                         then (ii) any Class Principal Carryover
                                         Shortfall.

                                     9.  To the Class MV-3 Certificates, (i) any
                                         Class Interest Carryover Shortfall and
                                         then (ii) any Class Principal Carryover
                                         Shortfall.

                                     10. To the Class MV-4 Certificates, (i) any
                                         Class Interest Carryover Shortfall and
                                         then (ii) any Class Principal Carryover
                                         Shortfall.

                                     11. To the Group II Senior Certificates,
                                         pro-rata, and then sequentially to the
                                         Class MV-1, Class MV-2, Class MV-3 and
                                         Class MV-4 Certificates, any Civil
                                         Relief Act shortfalls and prepayment
                                         interest shortfalls.

                                     12. To the Class AV, Class MV-1, Class
                                         MV-2, Class MV-3 and Class MV-4
                                         Certificates, in that order, any Group
                                         II Net WAC Cap Carryover.

                                     13. Once the Group II Required
                                         Overcollateralization Target Amount has
                                         been met, to the Group I Certificiates
                                         until the Group I Required
                                         Overcollateralization Target Amount has
                                         been met.

                                     14. To the holder of the residual interest,
                                         any remaining amount.

                          PRELIMINARY SUMMARY OF TERMS

Credit Enhancement:                  -   Excess Interest from each Group will be
                                         available to cover interest shortfalls
                                         and realized losses for both Groups and
                                         to help each Group reach its Required
                                         Overcollateralization Target Amount.

                                     -   There is no required up-front
                                         Overcollateralization deposit. The
                                         Required Overcollateralization Target
                                         Amount for Group I will build up to
                                         [2.75%] of the principal balance of the
                                         Group I Mortgage Loans as of the
                                         Cut-Off Date. The Required
                                         Overcollateralization Target Amount for
                                         Group II will build up to [3.95%] of
                                         the principal balance of the Group II
                                         Mortgage Loans as of the Cut-Off Date.
                                         The Required Overcollateralization
                                         Target Amount may step down over time.

                                     -   Subordination of the Mezzanine
                                         Certificates

Group I Credit Enhancement
Percentages:

                                            Original Percentages                 Stepdown Percentages
                                            --------------------                 --------------------
                                          Tranche          Percent              Tranche          Percent
                                          -------          -------              -------          -------
                                        Class AF-1         [18.75]%           Class AF-1         [37.50]%
                                        Class AF-2         [18.75]%           Class AF-1         [37.50]%
                                        Class AF-3         [18.75]%           Class AF-1         [37.50]%
                                        Class AF-4         [18.75]%           Class AF-1         [37.50]%
                                        Class AF-5         [18.75]%           Class AF-1         [37.50]%
                                        Class AF-PT        [18.75]%           Class AF-PT        [37.50]%
                                        Class MF-1         [13.50]%           Class MF-1         [27.00]%
                                        Class MF-2          [8.50]%           Class MF-2         [17.00]%
                                        Class MF-3          [3.75]%           Class MF-3          [7.50]%
                                        Class MF-4          [2.75]%           Class MF-4          [5.50]%

                                        On any Distribution Date, the Senior
                                        Enhancement Percentage for Group I will
                                        equal (i) the sum of (a) the principal
                                        balance of the Group I Subordinate
                                        Certificates and (b) the Group I
                                        Overcollateralization Amount, divided by
                                        (ii) the outstanding principal balance
                                        of the Group I Mortgage Loans as of the
                                        last day of the related Due Period.

Group II Credit Enhancement
Percentages:

                                            Original Percentages                 Stepdown Percentages
                                            --------------------                 --------------------
                                         Tranche           Percent             Tranche           Percent
                                         -------           -------             -------           -------
                                        Class AV           [22.95]%           Class AV           [45.90]%
                                        Class MV-1         [18.95]%           Class MV-1         [37.90]%
                                        Class MV-2         [11.95]%           Class MV-2         [23.90]%
                                        Class MV-3          [5.95]%           Class MV-3         [11.90]%
                                        Class MV-4          [3.95]%           Class MV-4          [7.90]%

                                        On any Distribution Date, the Senior
                                        Enhancement Percentage for Group II will equal (i) the sum of (a) the principal balance of the Group II Subordinate Certificates and (b) the Group II Overcollateralization Amount, divided by
                                        (ii) the outstanding principal balance
                                        of the Group II Mortgage Loans as of the last day of the related Due Period.

                          PRELIMINARY SUMMARY OF TERMS

Required Overcollateralization      On the Closing Date, the trust will issue an
Target Amount:                      aggregate principal amount of Certificates,
                                    whichis approximately equal to the aggregate principal balance of the Mortgage Loans as of the Cutoff Date. On each Distribution
                                    Date, commencing March 25, 2003, to the
                                    extent not used to cover realized losses or interest shortfalls, 100% of the Excess
                                    Interest will be used to pay principal to the Certificates, further reducing the aggregate principal balance of the
                                    Certificates below the aggregate principal balance of the Mortgage Loans. This will reduce the principal balance of the Certificates faster than the principal balance of the Mortgage Loans until the Required Overcollateralization Target Amount for each Group is reached. This excess of the principal balance of the Mortgage Loans over the principal balance of the Certificates represents overcollateralization
                                    ("Overcollateralization"), which may be used to absorb losses on the Mortgage Loans not covered by Excess Interest.
                                    Overcollateralization for Group I is "The
                                    Group I Overcollateralization Amount".
                                    Overcollateralization for Group II is "The
                                    Group II Overcollateralization Amount".

                                    Prior to the Group I Stepdown Date, the
                                    minimum Group I Required
                                    Overcollateralization Target Amount is
                                    approximately [2.75%] of the principal
                                    balance of the Group I Mortgage Loans as of the Cut-Off Date. On and after the Group I Stepdown Date, provided a Group I Trigger Event has not occurred, the Group I Required Overcollateralization Target Amount may be reduced to approximately [5.50%] of the then current principal balance of the Group I Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group I Mortgage Loans as of the Cut-Off date. If, due to losses, the Group I Overcollateralization Amount is reduced below the Group I Required Overcollateralization Target Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group I Certificates in order to establish and to maintain the Group I Required Overcollateralization Target Amount (a "Group I Subordination Increase Amount"). On or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the Group I Required Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph C in the "Distributions" section above. This "stepped down" amount is the "Group I Subordination Decrease Amount."

                                    Once the Group I Required
                                    Overcollateralization Target Amount has been met, Excess Interest from Group I may be used to pay principal on the Group II Certificates until the Group II Required Overcollateralization Target Amount has been met.

                          PRELIMINARY SUMMARY OF TERMS

Required Overcollateralization      Prior to the Group II Stepdown Date, the
Target Amount (cont.):              minimum Group II Required
                                    Overcollateralization Target Amount is
                                    approximately [3.95%] of the principal
                                    balance of the Group II Mortgage Loans as of the Cut-Off Date. On and after the Group II
                                    Stepdown Date, provided a Group II Trigger
                                    Event has not occurred, the Group II
                                    Required Overcollateralization Target Amount may be reduced to approximately [7.90%] of the then current principal balance of the Group II Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group II Mortgage
                                    Loans as of the Cut-Off date. If, due to losses, the Group II Overcollateralization
                                    Amount is reduced below the Group II
                                    Required Overcollateralization Target
                                    Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group II Certificates in order to establish and to maintain the Group
                                    II Required Overcollateralization Target
                                    Amount (a "Group II Subordination Increase
                                    Amount"). On or after the Group II Stepdown
                                    Date and to the extent the Group II Trigger
                                    Event is not in effect, the Group II
                                    Required Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph D in the "Distributions" section above. This "stepped down" amount is the "Group II Subordination
                                    Decrease Amount."

                                    Once the Group II Required
                                    Overcollateralization Target Amount has been met, Excess Interest from Group II may be used to pay principal on the Group I Certificates until the Group I Required Overcollateralization Target Amount has been met.

                          PRELIMINARY SUMMARY OF TERMS

Group I Stepdown Date:              The later to occur of (i) the earlier to
                                    occur of (a) the 37th Distribution Date and
                                    (b) the Distribution Date on which the
                                    certificate principal balance of the Group I
                                    Senior Certificates has been reduced to zero and (ii) the first Distribution Date on which the Group I Senior Enhancement
                                    Percentage is at least equal to [37.50%].

Group I OC Floor:                   [0.50%] of the principal balance of the
                                    Group I Mortgage Loans as of the Cut-Off
                                    Date.

Group I Trigger Event:              Occurs if (a) the three-month rolling
                                    average of the Group I Mortgage Loans that are 60+ days delinquent exceeds [%] of the Group I Senior Enhancement Percentage (Group
                                    I Senior Enhancement Percentage is less than or equal to [] times the outstanding principal balance of the Group I Mortgage
                                    Loans). 60+ delinquent Group I Mortgage
                                    Loans includes the sum of the Group I
                                    Mortgage Loans that are (i) 60+ days
                                    delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy; or

                                    (b) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group I Mortgage Loans as of the Cut-Off Date; exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date                                          Percentage
------------------                                         ----------
March 25, 2006 to February 25, 2007:       [%] for the first month, plus an additional
                                           1/12th of [%] for each month thereafter.
March 25, 2007 to February 25, 2008:       [%] for the first month, plus an additional
                                           1/12th of [%] for each month thereafter.
March 25, 2008 to February 25, 2009:       [%] for the first month, plus an additional
                                           1/12th of [%] for each month thereafter.
March 25, 2009 to February 25, 2010:       [%] for the first month, plus an additional
                                           1/12th of [%] for each month thereafter.
March 25, 2010 and thereafter:             [%]

                                    If a Trigger Event occurs, the Group I
                                    Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group I Required Overcollateralization Target
                                    Amount.

                          PRELIMINARY SUMMARY OF TERMS

Group II Stepdown Date:             The later to occur of (i) the earlier to
                                    occur of (a) the 37th Distribution Date and
                                    (b) the Distribution Date on which the
                                    certificate principal balance of the Group
                                    II Senior Certificates has been reduced to zero and (ii) the first Distribution Date on which the Group II Senior Enhancement
                                    Percentage is at least equal to [45.90%].

Group II OC Floor:                  [0.50%] of the principal balance of the
                                    Group II Mortgage Loans as of the Cut- Off
                                    Date.

Group II Trigger Event:             Occurs if (a) the three-month rolling
                                    average of the Group II Mortgage Loans that are 60+ days delinquent exceeds [%] of the Group II Senior Enhancement Percentage
                                    (Group II Senior Enhancement Percentage is less than or equal to [] times the outstanding principal balance of the Group
                                    II Mortgage Loans). 60+ delinquent Group II
                                    Mortgage Loans includes the sum of the Group
                                    II Mortgage Loans that are (i) 60+ days
                                    delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy; or

                                    (b) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group II Mortgage Loans as of the Cut-Off Date; exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date                                         Percentage
-----------------                                         ----------
March 25, 2006 to February 25, 2007:       [%] for the first month, plus an additional
                                           1/12th of [%] for each month thereafter.
March 25, 2007 to February 25, 2008:       [%] for the first month, plus an additional
                                           1/12th of [%] for each month thereafter.
March 25, 2008 to February 25, 2009:       [%] for the first month, plus an additional
                                           1/12th of [%] for each month thereafter.
March 25, 2009 to February 25, 2010:       [%] for the first month, plus an additional
                                           1/12th of [%] for each month thereafter.
March 25, 2010 and thereafter:             [%]

                                    If a Trigger Event occurs, the Group II
                                    Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group II Required Overcollateralization Target
                                    Amount.

                          PRELIMINARY SUMMARY OF TERMS

Optional Termination:               The entire transaction is eligible for call
                                    when the combined outstanding principal
                                    balance of the Group I and Group II Mortgage
                                    Loans reaches 10% or less of the Cut-Off
                                    Date principal balance of such loans.

- Auction Sale:                     If the Optional Termination is not exercised
                                    on the first Distribution Date on which it could have been exercised,on the next
                                    Distribution Date the Trustee will begin an auction process to sell the Mortgage Loans and other assets of the trust. The Trustee will sell the Mortgage Loans and other assets of the trust if the amounts that will be received from the Auction Sale will be sufficient to pay the outstanding aggregate
                                    Certificate principal balance, accrued and unpaid interest thereon, unreimbursed
                                    Servicer Advances, Delinquency Advances and
                                    Compensating Interest, and other amounts as described in the Prospectus Supplement, other than Carryover Amounts.

- Step-up Coupon:                   For either Group I or Group II, if the
                                    Optional Termination is not exercised on the first Distribution Date following the
                                    Distribution Date on which it could have been exercised, the Certificate Interest
                                    Rates on the Group I Certificates will be increased by [0.50%] and the margin for the Group II Certificates will increase by [100%] of the current margin.

                 SALOMON SMITH BARNEY MORTGAGE FINANCE CONTACTS

NAME:                                            TELEPHONE:                           E-MAIL:
-----                                            ----------                           -------
Evan Mitnick                                   (212) 723-6621                         evan.mitnick@citigroup.com
Director

Matt Bollo                                     (212) 723-6375                         matthew.bollo@citigroup.com
Vice President

Anthony Beshara                                (212) 723-6906                         anthony.beshara@citigroup.com
Analyst

Bobbie Theivakumaran                           (212) 723-6753
Analyst                                                                               bobbie.theivakumaran@citigroup.com

                    SALOMON SMITH BARNEY MBS TRADING CONTACTS

NAME:                                         TELEPHONE:                           E-MAIL:
-----                                         ----------                           -------
Jim De Mare                                 (212) 723-6217                         james.p.demare@citigroup.com
Managing Director

Matt Cherwin                                (212) 723-6217                         matthew.cherwin@citigroup.com
Vice President

Michael Leung                               (212) 723-6325                         michael.leung@citigroup.com
Director

           GROUP I SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group I % of (HEP)              0.0%             10.0%               23.0%                30.0%              40.0%
Class AF-1
Avg. Life (yrs)                12.19             2.30                1.00                 0.76                0.55
Mod. Dur. (yrs)                10.47             2.21                0.98                 0.74                0.54
Window (mo)                   1 - 246           1 - 66              1 - 27               1 - 20              1 - 14
Expected Final Mat.           Aug 2032         Aug 2008            MAY 2005             Oct 2004            Apr 2004

Class AF-2
Avg. Life (yrs)                22.77             9.04                3.00                 2.11                1.50
Mod. Dur. (yrs)                16.19             7.72                2.82                 2.01                1.44
Window (mo)                  246 - 297         66 - 166             27 - 52              20 - 31             14 - 22
Expected Final Mat.           Nov 2027         Dec 2016            JUNE 2007            Sept 2005           Dec 2004

Class AF-3
Avg. Life (yrs)                25.29             14.93               5.00                 2.75                1.95
Mod. Dur. (yrs)                15.56             11.00               4.44                 2.56                1.84
Window (mo)                  297 - 310         166 - 188            52 - 71              31 - 35             22 - 25
Expected Final Mat.           Dec 2028         Oct 2018            JAN 2009             Jan 2006            Mar 2005

Class AF-4
Avg. Life (yrs)                26.30             15.66               7.52                 4.46                 2.25
Mod. Dur. (yrs)                14.16             10.55               6.10                 3.88                 2.08
Window (mo)                  310 - 318         188 - 188            71 - 95              35 - 72             25 - 29
Expected Final Mat.           Aug 2029         Oct 2018            JAN 2011             Feb 2009            Jul 2005

Class AF-5
Avg. Life (yrs)                12.80             8.01                6.50                 5.66                3.06
Mod. Dur. (yrs)                 9.45             6.52                5.52                 4.91                2.80
Window (mo)                   37 - 318         37 - 188             40 - 95              48 - 72             29 - 51
Expected Final Mat.           Aug 2029         Oct 2018            JAN 2011             Feb 2009            May 2007

Class AF-PT
Avg. Life (yrs)                15.93             5.86                2.70                 1.96                1.22
Mod. Dur. (yrs)                11.60             4.92                2.46                 1.82                1.17
Window (mo)                   1 - 318           1 - 188             1 - 95               1 - 72              1 - 51
Expected Final Mat.           Aug 2029         Oct 2018            JAN 2011             Feb 2009            May 2007

Group I % of (HEP)               0.0%               10.0%                 23.0%                30.0%            40.0%
Class MF-1
Avg. Life (yrs)                  23.33              11.45                 5.45                 4.55              4.24
Mod. Dur. (yrs)                  13.53               8.40                 4.61                 3.97              3.75
Window (mo)                    225 - 318           71 - 188              39 - 95              43 - 72          41 - 51
Expected Final Mat.            Aug 2029            Oct 2018             JAN 2011             Feb 2009          May 2007

Class MF-2
Avg. Life (yrs)                  23.33              11.45                 5.43                 4.39              4.05
Mod. Dur. (yrs)                  12.88               8.16                 4.53                 3.79              3.55
Window (mo)                    225 - 318           71 - 188              38 - 95              40 - 72          44 - 51
Expected Final Mat.            Aug 2029            Oct 2018             JAN 2011             Feb 2009          May 2007

Class MF-3
Avg. Life (yrs)                  23.32              11.45                 5.42                 4.31              3.67
Mod. Dur. (yrs)                  11.73               7.71                 4.38                 3.63              3.18
Window (mo)                    225 - 318           71 - 188              37 - 95              38 - 72          39 - 51
Expected Final Mat.            Aug 2029            Oct 2018             JAN 2011             Feb 2009          May 2007

Class MF-4
Avg. Life (yrs)                  23.27              11.45                 5.42                 4.27              3.53
Mod. Dur. (yrs)                  11.11               7.46                 4.29                 3.55              3.03
Window (mo)                    225 - 318           71 - 188              37 - 95              37 - 72          38 - 51
Expected Final Mat.            Aug 2029            Oct 2018             JAN 2011             Feb 2009          May 2007

                   GROUP I SENSITIVITY ANALYSIS - TO MATURITY

Group I % of (HEP)              0.0%             10.0%               23.0%                30.0%              40.0%
Class AF-1
Avg. Life (yrs)                12.19             2.30                1.00                 0.76                0.55
Mod. Dur. (yrs)                10.47             2.21                0.98                 0.74                0.54
Window (mo)                   1 - 246           1 - 66              1 - 27               1 - 20              1 - 14
Expected Final Mat.           Aug 2023         Aug 2008            MAY 2005             Oct 2004            Apr 2004

Class AF-2
Avg. Life (yrs)                22.77             9.04                3.00                 2.11                1.50
Mod. Dur. (yrs)                16.19             7.72                2.82                 2.01                1.44
Window (mo)                  246 - 297         66 - 166             27 - 52              20 - 31             14 - 22
Expected Final Mat.           Nov 2027         Dec 2016            JUNE 2007            Sept 2005           Dec 2004

Class AF-3
Avg. Life (yrs)                25.29             15.14               5.00                 2.75                1.95
Mod. Dur. (yrs)                15.56             11.11               4.44                 2.56                1.84
Window (mo)                  297 - 310         166 - 205            52 - 71              31 - 35             22 -25
Expected Final Mat.           Dec 2028         Mar 2020            JAN 2009             Jan 2006            Mar 2005

Class AF-4
Avg. Life (yrs)                26.49             21.07               10.83                4.97                 2.25
Mod. Dur. (yrs)                14.21             12.58               7.97                 4.20                 2.08
Window (mo)                  310 - 338         205 - 312           71 - 215             35 - 169             25 - 29
Expected Final Mat.           Apr 2031         Feb 2029            JAN 2021             Mar 2017            Jul 2005

Class AF-5
Avg. Life (yrs)                12.80             8.03                6.85                 7.07                3.87
Mod. Dur. (yrs)                 9.45             6.54                5.76                 5.91                3.41
Window (mo)                   37 - 321         37 - 310            40 - 213             48 - 167            29 - 121
Expected Final Mat.           Nov 2029         Dec 2028            NOV 2020             Jan 2017            Mar 2013

Class AF-PT
Avg. Life (yrs)                15.94             6.25                2.97                 2.16                1.32
Mod. Dur. (yrs)                11.61             5.14                2.65                 1.98                1.24
Window (mo)                   1 - 338           1 - 312             1 - 215              1 - 169             1 - 121
Expected Final Mat.           Apr 2031         Feb 2029            JAN 2021             Mar 2017            Mar 2013

Group I % of (HEP)               0.0%              10.0%              23.0%              30.0%               40.0%
Class MF-1
Avg. Life (yrs)                  23.34             12.47              6.13                5.05               5.39
Mod. Dur. (yrs)                  13.53              8.81              5.02                4.31               4.62
Window (mo)                    225 - 323          71 - 296          39 - 178            43 - 139            53 - 99
Expected Final Mat.            Jan 2030           Oct 2027          DEC 2017           Sept 2014           May 2011

Class MF-2
Avg. Life (yrs)                  23.34             12.43              6.07                4.86               4.40
Mod. Dur. (yrs)                  12.88              8.52              4.90                4.10               3.80
Window (mo)                    225 - 321          71 - 287          38 - 170            40 - 129            44 - 92
Expected Final Mat.            Nov 2029           Jan 2027          APR 2017            Nov 2013           Oct 2010

Class MF-3
Avg. Life (yrs)                  23.32             12.28              5.92                4.67               3.93
Mod. Dur. (yrs)                  11.73              7.98              4.65                3.85               3.36
Window (mo)                    225 - 319          71 -270           37 - 152            38 - 114            39 - 81
Expected Final Mat.            Sept 2029          Aug 2025          OCT 2015            Aug 2012           Nov 2009

Class MF-4
Avg. Life (yrs)                  23.27             11.94              5.68                4.45               3.66
Mod. Dur. (yrs)                  11.11              7.61              4.44                3.66               3.12
Window (mo)                    225 - 314          71 - 228          37 - 118            37 - 88             38 - 63
Expected Final Mat.            Apr 2029           Feb 2022          DEC 2012            Jun 2010           May 2008

           GROUP II SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group II CPR                     0.0%               15.0%                 28.0%                35.0%            45.0%
Class AV
Avg. Life (yrs)                  17.69               4.16                 2.07                 1.40              0.94
Mod. Dur. (yrs)                  14.78               3.85                 1.99                 1.36              0.92
Window (mo)                     1 - 318            1 - 188               1 - 95               1 - 72            1 - 30
Expected Final Mat.            Aug 2029            Oct 2018             JAN 2011             Feb 2009          Jun 2006

Class MV-1
Avg. Life (yrs)                  25.54               9.01                 5.12                 5.43              2.62
Mod. Dur. (yrs)                  19.77               8.04                 4.80                 5.09              2.53
Window (mo)                    318 - 318           49 - 188              46 - 95              57 - 72          30 - 33
Expected Final Mat.            Aug 2029            Oct 2018             JAN 2011             Feb 2009          Nov 2005

Class MV-2
Avg. Life (yrs)                  25.54               9.01                 4.96                 4.59              3.72
Mod. Dur. (yrs)                  17.84               7.68                 4.53                 4.24              3.48
Window (mo)                    318 - 318           49 - 188              41 - 95              45 - 72          33 - 51
Expected Final Mat.            Aug 2029            Oct 2018             JAN 2011             Feb 2009          May 2007

Class MV-3
Avg. Life (yrs)                  25.54               9.01                 4.85                 4.17              4.04
Mod. Dur. (yrs)                  15.20               7.13                 4.24                 3.73              3.64
Window (mo)                    318 - 318           49 - 188              38 - 95              40 - 72          43 - 51
Expected Final Mat.            Aug 2029            Oct 2018             JAN 2011             Feb 2009          May 2007

Class MV-4
Avg. Life (yrs)                  25.54               9.00                 4.81                 4.04              3.62
Mod. Dur. (yrs)                  14.24               6.91                 4.13                 3.56              3.24
Window (mo)                    318 - 318           49 - 188              38 - 95              37 - 72          40 - 51
Expected Final Mat.            Aug 2029            Oct 2018             JAN 2011             Feb 2009          May 2007

                   GROUP II SENSITIVITY ANALYSIS - TO MATURITY

Group II CPR                      0.0%               15.0%               28.0%              35.0%             45.0%
Class AV
Avg. Life (yrs)                  17.94                4.32               2.19               1.50              0.94
Mod. Dur. (yrs)                  14.94                3.97               2.09               1.45              0.92
Window (mo)                     1 - 352             1 - 307             1 - 185           1 - 144            1 - 30
Expected Final Mat.             Jun 2032           Sept 2028           JUL 2018           Feb 2015          Aug 2005

Class MV-1
Avg. Life (yrs)                  26.29                9.45               5.46               5.70              2.62
Mod. Dur. (yrs)                  20.20                8.35               5.08               5.32              2.53
Window (mo)                    270 - 351            49 - 278           46 - 159           57 - 123          30 - 33
Expected Final Mat.             May 2032            Apr 2026           MAY 2016           May 2013          Nov 2005

Class MV-2
Avg. Life (yrs)                  26.29                9.42               5.26               4.84              4.89
Mod. Dur. (yrs)                  18.18                7.93               4.76               4.44              4.46
Window (mo)                    270 - 351            49 - 269           41 - 152           45 - 118          33 - 105
Expected Final Mat.             May 2032            Jul 2025           OCT 2015           Dec 2012          Nov 2011

Class MV-3
Avg. Life (yrs)                  26.28                9.31               5.08               4.37              4.27
Mod. Dur. (yrs)                  15.44                7.28               4.41               3.88              3.82
Window (mo)                    270 - 350            49 - 247           38 - 136           40 - 106          43 - 77
Expected Final Mat.             Apr 2032           Sept 2023           JUN 2014           Dec 2011          Jul 2009

Class MV-4
Avg. Life (yrs)                  26.26                9.10               4.91               4.13              3.71
Mod. Dur. (yrs)                  14.44                6.95               4.20               3.63              3.31
Window (mo)                    270 - 347            49 - 209           38 - 112           39 - 87           40 - 63
Expected Final Mat.             Jan 2032            Jul 2020           JUN 2012           May 2010          May 2008

                                NET WAC CAPTABLE

NET WAC TABLE - 1MONTH LIBOR AND 6 MONTH LIBOR @ 1.34% FOR LIFE

Pd    Rate(%)        Pd      Rate(%)        Pd     Rate(%)
 1     9.3106        33      8.3458         65     8.6240
 2     7.8089        34      8.6240         66     8.3458
 3     8.0692        35      8.3458         67     8.3458
 4     7.8089        36      8.3458         68     8.6240
 5     8.0692        37      9.2400         69     8.3458
 6     7.8089        38      8.3458         70     8.6240
 7     7.8089        39      8.6240         71     8.3458
 8     8.0692        40      8.3458         72     8.3458
 9     7.8089        41      8.6240         73     9.2400
10     8.0692        42      8.3458         74     8.3458
11     7.8089        43      8.3458         75     8.6240
12     7.8089        44      8.6240         76     8.3458
13     8.3474        45      8.3458         77     8.6240
14     7.8089        46      8.6240         78     8.3458
15     8.0692        47      8.3458         79     8.3458
16     7.8089        48      8.3458         80     8.6240
17     8.0692        49      9.2400         81     8.3458
18     8.3023        50      8.3458         82     8.6240
19     8.3023        51      8.6240         83     8.3458
20     8.5791        52      8.3458         84     8.3458
21     8.3023        53      8.6240         85     9.2400
22     8.5791        54      8.3458         86     8.3458
23     8.3023        55      8.3458         87     8.6240
24     8.3023        56      8.6240         88     8.3458
25     9.1919        57      8.3458         89     8.6240
26     8.3023        58      8.6240         90     8.3458
27     8.5791        59      8.3458         91     8.3458
28     8.3023        60      8.3458         92     8.6240
29     8.5791        61      8.9214         93     8.3458
30     8.3458        62      8.3458         94     8.6240
31     8.3458        63      8.6240         95     8.3458
32     8.6240        64      8.3458

Assumptions: 28% CPR for Life, 6-month LIBOR is 1.34% for Life and 1-month LIBOR is 1.34% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

                                NET WAC CAPTABLE

NET WAC CAP TABLE - 1 MONTH LIBOR AND 6 MONTH LIBOR @ 20.00% FOR LIFE

Pd     Rate(%)       Pd     Rate(%)       Pd     Rate(%)
 1      9.3106       33     12.9018       65     14.6368
 2      7.8089       34     13.3319       66     14.1646
 3      8.0692       35     12.9018       67     14.1646
 4      7.8089       36     13.9744       68     14.6368
 5      8.0692       37     15.4716       69     14.1646
 6      7.8089       38     13.9744       70     14.6368
 7      7.8089       39     14.4402       71     14.1646
 8      8.0692       40     13.9745       72     14.1646
 9      7.8089       41     14.4403       73     15.6823
10      8.0692       42     14.0756       74     14.1646
11      7.8089       43     14.0756       75     14.6368
12      7.8089       44     14.5447       76     14.1646
13      8.3474       45     14.0756       77     14.6368
14      7.8089       46     14.5448       78     14.1646
15      8.0692       47     14.0756       79     14.1646
16      7.8089       48     14.1646       80     14.6368
17      8.0692       49     15.6822       81     14.1646
18     10.3697       50     14.1646       82     14.6368
19     10.3697       51     14.6368       83     14.1646
20     10.7154       52     14.1646       84     14.1646
21     10.3698       53     14.6368       85     15.6823
22     10.7156       54     14.1646       86     14.1646
23     10.3700       55     14.1646       87     14.6368
24     11.5205       56     14.6368       88     14.1646
25     12.7550       57     14.1646       89     14.6368
26     11.5208       58     14.6368       90     14.1646
27     11.9049       59     14.1646       91     14.1646
28     11.5210       60     14.1646       92     14.6368
29     11.9051       61     15.1415       93     14.1646
30     12.9017       62     14.1646       94     14.6368
31     12.9017       63     14.6368       95     14.1646
32     13.3318       64     14.1646       96     14.1646

Assumptions: 28% CPR for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.